UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6569

IVY FUNDS

(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202

(Address of principal executive offices) (Zip code)

Mara D. Herrington

6300 Lamar Avenue

Overland Park, Kansas 66202

(Name and address of agent for service)

Registrant’s telephone number, including area code: 913-236-2000

Date of fiscal year end: March 31

Date of reporting period: March 31, 2011

*Explanatory Note

The Registrant is filing this amendment to its Form N-CSR for the period ended March 31, 2011, originally filed with the Securities and Exchange Commission on June 2, 2011 (Accession Number 0001193125-11-156943) to amend the performance information of the MSCI AC World IMI 55% Energy + 45% Materials Index in the fiscal year performance table on page 39 and the related line in the graph on page 44 in Item 1 of the Form N-CSR. Other than the aforementioned revisions, this Form N-CSR/A does not reflect events occurring after the filing of the original Form N-CSR, or modify or update the disclosures therein in any way.

Items 1 (amended further herein), and 2 through 12(a)(1) to this Form N-CSR are incorporated by reference to the Form N-CSR filed on EDGAR on June 2, 2011 (Accession Number 0001193125-11-156943).

Page	39:

Fiscal Year Performance

For the 12 Months Ended March 31, 2011
Ivy Global Natural Resources Fund (Class A shares at net asset value)	30.11%
Benchmark(s)/Lipper Category
Morgan Stanley Commodity Related Index	31.76%
(generally representative of an unmanaged group of natural resources stocks)
MSCI AC World IMI 55% Energy + 45% Materials Index	26.40%
Lipper Global Natural Resources Funds Universe Average	24.46%
(generally representative of the performance of funds with similar investment objectives)

Page	44:

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

(2)	Blended index is represented by 55% of the MSCI AC World IMI Energy Index and 45% of the MSCI AC World IMI Materials Index.

ITEM 12.    EXHIBITS.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ivy Funds
(Registrant)

By	/s/ Mara D. Herrington
Mara D. Herrington, Vice President and Secretary

Date: August 31, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Henry J. Herrmann
Henry J. Herrmann, President and Principal Executive Officer

Date: August 31, 2011

By	/s/ Joseph W. Kauten
Joseph W. Kauten, Vice President and Principal Financial Officer

Date: August 31, 2011